Summary Prospectus – July 1, 2016

Baillie Gifford Funds – The Long Term Global Growth Equity Fund

Class 1 (BGLNX), Class 2 (BGLTX), Class 3 (BGLOX), Class 4 (BGLFX), Class 5 (BGADX)

Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. You can find the Fund’s full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://USmutualfund.bailliegifford.com. You can also get this information at no cost by calling 011-44-131-275-2000 or by sending an email request to julie.paul@bailliegifford.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 29, 2016, as supplemented or revised, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2015.

Investment Objective

The Long Term Global Growth Equity Fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class 1	Class 2	Class 3	Class 4	Class 5
Shareholder Fees (fees paid directly from your investment)
Purchase Fees (as a percentage of amount purchased)	0.10%	0.10%	0.10%	0.10%	0.10%
Redemption Fees (as a percentage of amount redeemed)	0.10%	0.10%	0.10%	0.10%	0.10%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%
Service Fees(a)	0.25%	0.17%	0.10%	0.07%	0.02%
Other Expenses	0.29%	0.29%	0.29%(b)	0.29%	0.29%(b)
Total Annual Fund Operating Expenses	0.99%	0.91%	0.84%	0.81%	0.76%
Fee Waiver(c)	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver	0.85%	0.77%	0.70%	0.67%	0.62%

(a)   Service Fees differ between Classes to reflect varying levels of shareholder service fees payable to the Manager, as described in detail under “Share Classes – Shareholder Service Fees” in the Fund’s full prospectus.

(b)   Classes 3 and 5 were unfunded as of December 31, 2015. Therefore, Other Expenses have been estimated for these classes based on the Other Expenses of Class 2 shares.

(c)   Baillie Gifford Overseas Limited (the “Manager”) has contractually agreed to waive its fees and/or bear other expenses of The Long Term Global Growth Equity Fund through April 30, 2017 to the extent that such Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) exceed 0.85% for Class 1 shares, 0.77% for Class 2 shares, 0.70% for Class 3 shares, 0.67% for Class 4 shares, and 0.62% for Class 5 shares.  This contractual agreement may only be terminated by the Board of Trustees of Baillie Gifford Funds (the “Trust”).

Example of Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares, or do not redeem any shares, at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The assumed 5% annual return in the Example should not be considered a representation of investment performance, as actual performance will depend upon actual investment results of securities held in the Fund’s portfolio.  Your actual costs may be higher or lower than the Example indicates.

Assuming you redeemed all of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$107	$322	$555	$1,224
Class 2	$99	$297	$512	$1,131
Class 3	$92	$275	$474	$1,048
Class 4	$89	$266	$458	$1,013
Class 5	$84	$250	$431	$953

Assuming you did not redeem any of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$97	$311	$543	$1,209
Class 2	$89	$286	$500	$1,116
Class 3	$81	$264	$462	$1,033
Class 4	$78	$254	$445	$998
Class 5	$73	$239	$418	$938

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund will seek to meet its objective through investment in a portfolio of global common stocks and other equity securities without reference to benchmark constraints. The Fund will engage in the active management of its portfolio by making investments in selected businesses which the portfolio managers believe may grow and enjoy sustainable competitive advantages in their markets. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The portfolio managers will select investments without regard to the geographic, industry, sector, or individual company weightings on any index.

While the portfolio managers are not constrained by geographic limitations, the Fund will ordinarily invest in securities of issuers located in at least six different countries. In addition, under normal circumstances, the Fund will invest at least 40% of its total assets in securities of companies located outside the U.S. when market conditions are favorable, but, when market conditions are not favorable, will invest at least 30% of its total assets in companies located outside the U.S. See “Other Important Information About the Funds” below for additional detail on how the Fund classifies the location of issuers in which it invests.

The Fund may invest in stocks of any market capitalization. In constructing the Fund’s portfolio, the portfolio managers generally select between 30 and 60 issuers in which they have high conviction. As a result, the Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a single issuer or a small number of issuers. Although the Fund seeks to invest across a broad spectrum of sectors and industries, the portfolio managers’ unconstrained approach to selecting investments may result in significant exposure to a small number of industries or sectors. Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms, and may include utilization of forward foreign currency transactions or other currency instruments, such as options. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified. The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund.

Principal Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Primary Investment Risks” in the Fund’s full prospectus.

Management and Operational Risk – The value of the Fund’s investments will be affected by the techniques and analyses of the Fund’s portfolio managers. The Fund also runs the risk that the portfolio managers’ assessment of an investment may be wrong or that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

Market Risk – The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

Equity Securities Risk – Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Foreign Investment Risk and Emerging Markets Risk – Foreign securities, and, in particular, emerging markets securities, are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries.

Investment Correlation Risk – Should the Fund focus its investments in countries, regions, sectors, or companies that are closely correlated with one another, this could create more risk than if the Fund’s investments were less correlated.

Currency and Hedging Risk – Fluctuations in the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies due to changing currency exchange rates can adversely affect the Fund’s value. In addition, hedging a foreign currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency or if the currency hedging is otherwise ineffective.

Liquidity Risk – The Fund’s investments may be subject to low trading volume, lack of a market maker, large position size, or regulatory restrictions.  As a result, it may not be possible to sell an investment at a particular time or at an acceptable price.

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Non-Diversification Risk – Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers, its performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of diversified funds.

Operational and Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark and an additional broad-based international stock index selected by the Manager. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements. After-tax returns are shown for only Class 2 shares, and after-tax returns for other Classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Average Total Returns – The Long Term Global Growth Equity Fund Class 2 Shares

During the periods shown in the bar chart, the highest quarterly return was 14.47% (for the calendar quarter ended December 31, 2015) and the lowest quarterly return was -9.75% (for the calendar quarter ended September 30, 2015).

Average Annual Total Returns for Periods Ended December 31, 2015	1 Year	Life of Fund*
Returns Before Taxes
Class 2	13.99%	11.79%
Returns After Taxes on Distributions Class 2	13.65%	11.55%
Returns After Taxes on Distributions and Sale of Fund Shares Class 2	8.09%	9.00%
Returns Before Taxes
Class 1(1)	13.91%	11.71%
Class 3(2)	13.99%	11.79%
Class 4(3)	13.99%	11.79%
Class 5(4)	13.99%	11.79%
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
MSCI ACWI Index	-1.84%	-1.95%
FTSE All World Index	-1.65%	-1.80%

*The Fund commenced operations on June 10, 2014.

1         Performance for Class 1 shares prior to their date of inception (July 8, 2015) is derived from the historical performance of Class 2 shares and has been adjusted for the higher shareholder servicing fees applicable to Class 1 shares.

2         Performance for Class 3 shares, which were unfunded as of December 31, 2015, is derived from the historical performance  of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 3 shares; had it returns would have been higher.

3         Performance for Class 4 shares prior to their date of inception (October 6, 2015) is derived from the historical performance of Class 2 shares and has not been adjusted for the lower shareholder servicing fees applicable to Class 4 shares; had it returns would have been higher.

4         Performance for Class 5 shares, which were unfunded as of December 31, 2015, is derived from the historical performance of Class 2 shares and has not been adjusted for the lower shareholder servicing fees applicable to Class 5 shares; had it returns would have been higher.

Management of the Fund

Investment Adviser
Baillie Gifford Overseas Limited
Portfolio Managers
James Anderson, Lead Portfolio Manager Service with The Long Term Global Growth Equity Fund since 2014.
Mark Urquhart, Portfolio Manager Service with The Long Term Global Growth Equity Fund since 2014.
Tom Slater, Portfolio Manager Service with The Long Term Global Growth Equity Fund since 2014.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $1 million.  The Manager and Baillie Gifford Funds Services LLC, the Fund’s distributor (the “Distributor”), each reserve the right to waive these minimums in its sole discretion, and to reject any purchase order for any reason.

With respect to Classes of the Fund, eligibility for a Class of shares depends on a shareholder’s “Total Investment” with the Manager.  A Fund shareholder’s Total Investment will be determined by the

Manager as of March 31 of each year and, for purposes of exchanging into less expensive Classes because of additional investments, at the end of each calendar quarter (each a “Determination Date”).  As provided below, a shareholder’s Total Investment as of any Determination Date will equal the market value of assets managed by the Manager and its affiliates for the shareholder (whether in mutual funds managed by the Manager, another pooled vehicle or otherwise) as of such Determination Date. The Manager will make all determinations as to aggregation of shareholder accounts for purposes of determining eligibility.

The minimum Total Investment for a new shareholder to be eligible for a Class of shares of the Fund is set forth in the following table:

Class of Shares	Minimum Total Investment
Class 1	$1 Million
Class 2	$25 Million
Class 3	$100 Million
Class 4	$200 Million
Class 5	$500 Million

In the case of shares held of record by retirement plans for which individual participants are the underlying beneficial owners and direct the plans’ investments on their behalf into the Fund (“Participant Directed Plans”), the shareholder for the purposes of the minimum initial investment, as well as the minimum Total Investment for each Class of shares, is the Participant Directed Plan.

Fund shares are redeemable, and under ordinary circumstances you may redeem the Fund’s shares on any day the New York Stock Exchange is open for trading by sending a written request by mail, e-mail, or by facsimile to the Trust (c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN; Attention:  Julie Paul; Email BGNAVtrading@bailliegifford.com; Fax # 011-44-131-275-3972).

Taxes

The Fund intends to make distributions that generally will be taxable to shareholders as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged account, such as an IRA or 401(k) plan.  If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.